Capital Senior Living Company Presentation Exhibit 99.2

Forward-Looking Statements
•
The forward-looking statements in this presentation are subject to certain risks and uncertainties that could cause results to differ materially, including, but not without limitation to, the Company’s ability to complete the refinancing of certain of our wholly owned communities, realize the anticipated savings related to such financing, find suitable acquisition properties at favorable terms, financing, licensing, business conditions, risks of downturns in economic conditions generally, satisfaction of closing conditions such as those pertaining to licensures, availability of insurance at commercially reasonable rates and changes in accounting principles and interpretations among others, and other risks and factors identified from time to time in our reports filed with the Securities and Exchange Commission
•
The Company assumes no obligation to update or supplement forward-looking statements in this presentation that become untrue because of new information, subsequent events or otherwise.

Non-GAAP Financial Measures
•
Adjusted EBITDAR, Adjusted EBITDAR Margin, Adjusted Net Income and Adjusted CFFO are financial measures of operating performance that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”).  Non-GAAP financial measures may have material limitations in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP.  As a result, these non-GAAP financial measures should not be considered a substitute for, nor superior to, financial results and measures determined or calculated in accordance with GAAP.  The
Company believes that these non-GAAP measures are useful in identifying trends in day-to-day performance because they exclude items that are of little or no significance to operations and provide indicators to management of progress in achieving optimal operating performance. In addition, these measures are used by many research analysts and investors to evaluate the performance and the value of companies in the senior living industry.  The Company strongly urges you to review the reconciliation of net income from operations to Adjusted EBITDAR and Adjusted EBITDAR Margin and the reconciliation of net loss to Adjusted Net Income and Adjusted CFFO, each of which is included at the end of the
Company’s earnings releases, along with the Company’s consolidated balance sheets, statements of operations, and statements of cash flows.

Company Highlights
Value leader in geographically concentrated regions providing quality seniors housing and care at reasonable prices
Well positioned to make meaningful gains in shareholder value
Substantially all private pay with strong cash flow generation
Industry benefits from need-driven demand, limited new supply and an improving housing market and economy
Larger company economies of scale and proprietary systems that yield operating efficiencies in highly fragmented industry
Executing on disciplined accretive growth initiatives through acquisitions, conversions to higher levels of care, renovations and refurbishments
Solid balance sheet

AR.
173
AZ
.
18
9
CT.
178
FL.
226
IA.
122
IL.
650
IN.
2,24
7
KS.
165
MI.
244
MN.
173
MO.
662
MS.
143
NC.
432
SC.
669
NE.
668
NJ
.
98
NY.
387
OH.
2,060
TX.
3,870
VA.
317
CA.
408
Company Overview
•
Capital Senior Living operates 115 communities in geographically concentrated regions with the capacity to serve 15,000 residents
Resident Capacity By State
AZ.
189
GA
.
168
MA
.
68
WI.
497
MA.
87
Number of residents by State
Greater than 2,000
500 - 2,000
Less than 500

Resident Demographics at CSU Communities
•
Average age of resident: 85 years
•
Average age of resident moving in: 82 years
•
Average stay period:
2-3 years
•
Percent of female residents: 80%
•
Resident turnover is primarily attributed to death or need for higher care

The Capital Advantage: Senior Living Options
Independent Living – 47% of Resident Capacity
•
Average 111 units per IL community with large common areas and amenities
•
Supportive services, wellness programs, social, recreational and educational events
•
Average monthly rate of $2,528
•
100% private pay
•
Average length of resident stay is 31 months

The Capital Advantage: Senior Living Options
Assisted Living- 53% of Resident Capacity
•
Average 69 units per community
•
78% of communities offer AL
•
Assistance with activities of daily living including medication reminders, bathing, dressing and grooming
•
Average monthly rate of $3,986
•
Substantially all private pay
•
Average length of resident stay is 24 months

35,000
32,500
30,000
27,500
25,000
22,500
20,000
17,500
15,000
(Population in thousands)
2010
2015
2020
2025
2030
75% Expected Growth from 2014 to 2030

DISCOVER the difference

The Capital Advantage: Need Driven Demand
U.S. population 75+ years old is estimated to be 12% of the population by
2030 compared to 6% in 2012
•
Only 1.3 million units serving a population of 18.9 million seniors
•
Current 6.9% penetration rate implies demand growth of 40,000 units per year
Source: 2010 Census Summary File 1 and U.S. Census Bureau, Population Division
U.S. Seniors Population Trends (75+ years old)

25,000
20,000
15,000
10,000
5,000
0
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
Q2 14
Q3 14
Q4 14
Q1 15
TTM Absorption
TTM Inventory Growth

DISCOVER *the difference*

10 The Capital Advantage: Limited New Supply Source: NIC MAP Trends Senior Housing All Markets

92.0%
91.0%
90.0%
89.0%
88.0%
87.0%
86.0%
Q4 09
Q1 10
Q2 10
Q3 10
Q4 10
Q1 11
Q2 11
Q3 11
Q4 11
Q1 12
Q2 12
Q3 12
Q4 12
Q1 13
Q2 13
Q3 13
Q4 13
Q1 14
Q2 14
Q3 14
Q4 14
Q1 15
IL Communities
AL Communities

DISCOVER *the difference*

11 The Capital Advantage: Senior Housing Occupancy Trends Source: NIC MAP Trends All Markets Q1 15

The Capital Advantage: Competitive Strengths
•
Value leader in geographically concentrated regions
•
Experienced on-site, regional and corporate management
•
Larger company economies of scale and proprietary systems
that yield operating efficiencies in highly fragmented industry
•
Solid reputation in industry and 95% resident satisfaction
•
Employer of choice
•
Solid balance sheet
•
Strong Board of Directors

The Capital Advantage: Strategy
•
Focus on our core strengths
•
Capitalize on competitive strengths within each of our regions to maximize the cash flow and value of our communities and
our operations
•
Capitalize on the fragmented nature of the senior living
industry to strategically aggregate local and regional operators in geographically concentrated regions
•
Increase levels of care through conversions to Assisted Living or Memory Care units
•
Attract and retain the best talent in the senior living industry

Focused on operations, marketing and growth to enhance
shareholder value through:
Organic growth, including the conversion of units to higher levels of care and community renovations and refurbishment projects
Proactive expense management
Accretive acquisitions
Utilization of technology
2015 Business Plan

2015 Business Plan: Organic Growth
•
Increase average rents
•
Each 3% increase generates $11.8M of revenue
•
Improve occupancies
•
Each 1% generates $4.0M of revenue, $2.8M of EBITDAR and $0.06 per share of CFFO
•
Convert units to higher levels of care
•
Cash flow value enhancing renovations and refurbishments
•
Continue to enhance sales and marketing initiatives

Conversions: Significant Increases in Occupancy, Revenue
and CFFO
(1) As of June 30, 2014 - excludes
CCRC’s , Autumn Glen, and
Veranda Club
Occupancy Prior to Conversions
(1)
IL AL Total
Total Units 6,192 5,434 11,626
Occupied
Units
5,287 4,869 10,156
Occupancy % 85.4% 89.6% 87.4%
Planned IL to AL Conversions
IL AL
Vacant Units (225) 225
At 90% Stabilized Occupancy 203
Incremental
Conversions
(175) 175
Occupancy After Conversions
IL AL Total
Total Units 5,792 5,834 11,626
Occupied Units 5,112 5,247 10,359
Occupancy % 88.3% 89.9% 89.1%
Annual Financial Impact
Incremental CFFO:        Approx. $0.20 per share

17 Canton Regency Remodel Concepts Existing Atrium Concept Atrium Concept Bistro Concept Internet Cafe

Owned
Leased
Joint Venture
125
100
75
50
25
0
77
7
45
25
84
3
49
32
101
3
50
48
112
3
50
59
117
50
67
115
50
65
2010
2011
2012
2013
2014
2015 YTD

DISCOVER the difference

18 Community Portfolio Growth: 2010 to Present Owned % 32.5% 38.1% 47.5% 52.7% 57.3% 56.5%

2015 Business Plan: External Growth
•
Strategic acquisitions of high quality senior living communities to enhance geographic concentrations – 16.1% cash on cash
returns
*Based on share count at time of transaction      (in millions except number of communities)
2011 2012 2013 2014 2015 YTD Combined
Purchase Price $83.4 $181.3 $150.4 $160.2 $47.9 $623.2
Communities 7 17 11 8 2 45
Units 551 1,367 881 819 207 3,825
Debt $59.3 $129.5 $112.3 $119.7 $35.5 $456.3
Equity $24.1 $51.8 $38.1 $40.5 $12.4 $166.9
First Year Revenue $21.3 $49.1 $35.1 $36.4 $8.9 $150.8
First Year EBITDAR $7.3 $19.1 $14.1 $15.0 $3.9 $59.4
First Year Cash Flow from
Operations (CFFO)
$3.4 $9.1 $5.8 $6.7 $1.9 $26.9
First Year CFFO per share*
$0.13 $0.34 $0.20 $0.23 $0.06 $0.96

($ In Millions)
17.9% CAGR
$197
$257
$305
$343
$380
2010
2011
2012
2013
2014

($ In Millions)
17.9% CAGR
$69
$92
$110
$120
$133
2010
2011
2012
2013
2014

32.4%
35.0%
35.4%
34.9%
35.9%
2010
2011
2012
2013
2014

22.5% CAGR
$0.64
$0.91
$1.08
$1.33
$1.44
2010*
2011*
2012*
2013*
2014*

DISCOVER the difference

Key Metrics: Consistent Significant Growth
Revenue *
Adjusted  EBITDAR
Adjusted EBITDAR Margin
* Excludes community reimbursement revenue and management services revenue
Adjusted CFFO per share
* Excludes prepaid resident rents and tax
savings related to cost segregation studies
of $0.25 in 2012 and $0.14 in 2013

Comparative Operating and Financial Metrics
Note: EBITDAR and CFFO are as adjusted in press releases.
Q1 15 Q1 14
% Increase
Total Revenues $ 98.6 $ 91.9 7.4%
Adjusted EBITDAR $ 34.1 $ 31.0 10.2%
% Margin 36.2% 34.7%
Adjusted CFFO $ 10.5 $ 8.2 27.6%
Adjusted CFFO Per Share $ 0.37 $ 0.29 27.6%

Balance Sheet
•
As of March 31, 2015 (in millions)
ASSETS
Cash and Securities $ 63.3
Other Current Assets 20.0
Total Current Assets 83.3
Fixed Assets 787.9
Other Assets 37.8
TOTAL ASSETS $ 909.0
LIABILITIES & EQUITY
Current Liabilities $ 72.4
Long-Term Debt 642.9
Other Liabilities 56.8
Total Liabilities 772.1
Stockholders’ Equity 136.9
TOTAL LIABILITIES &
EQUITY
$ 909.0

(In thousands)
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
$8,472
$0
$43,817
$0
$0
$0
$609,658
2015
2016
2017
2018
2019
2020
2021 & After

6.50%
6.00%
5.50%
5.00%
4.50%
4.00%
6.00%
5.79%
5.25%
5.25%
4.70%
4.63%
2010
2011
2012
2013
2014
2015 YTD

DISCOVER the difference

Debt Overview : 100% Mortgage Debt
Debt Maturities Weighted Average Interest Rate
Average duration of debt is 8 years,
with approximately 92% of all debt
maturing in 2021 and after
Weighted Average Interest
Rate has decreased 137 bps
since 2010

Investment Highlights
•
Value leader in geographically concentrated regions
•
Substantially all private pay
•
Need-driven demand, limited new supply and improving housing market and
economy
•
Experienced management team with demonstrated ability to
operate, acquire and create shareholder value
•
Accretive acquisitions in highly fragmented industry
•
Value-enhancing conversions to higher levels of care, renovations and refurbishments
•
Strong cash flow generation
•
Solid balance sheet

25 Capital Senior Living Company Presentation